UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2021 (March 11, 2021)

INDEPENDENCE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40178	98-1572684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue

29th floor, Suite B

New York, NY 10172

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 704-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-fifth of one Redeemable Warrant	ACQRU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	ACQR	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ACQRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On March 11, 2021, Independence Holdings Corp. (the “Company”) consummated its initial public offering (“IPO”) of 49,590,908 units (the “Units”), including 6,090,908 units sold upon partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fifth of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $495,909,080.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 9,078,788 warrants to the Sponsor at a purchase price of $1.50 per warrant (the “Private Placement Warrants”), generating gross proceeds to the Company of $13,618,182.

A total of $495,909,080, comprised of $485,990,898 of the net proceeds from the IPO (which amount includes $17,356,817.80 of the underwriter’s deferred discount) and $9,918,182 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDINGS CORP.

By:	/s/ John Lawrence Furlong
Name: John Lawrence Furlong
Title: Chief Executive Officer

Dated: March 17, 2021